SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 7, 2005

TRYX VENTURES CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-50919	N/A
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

Suite 314 - 837 West Hasting St.
Vancouver, British Columbia
Canada	V6C 3N6
(Address of principal executive offices)	(Postal Code)

Registrant’s telephone number, including area code:	(604) 642-6410

_____________________________	_______________
(Former name or former address,	(Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  Entry into a Material Definitive Agreement

On March 7, 2005, Tryx Ventures Corp., (the “Company”), entered into a purchase, sale and assumption agreement (the “Trident Agreement”) with Trident Oil & Gas, Inc., a Nevada corporation (“Trident”) in which the Company acquired all of Trident’s undivided 37.5% right, title and interests in and to certain Oil and Gas Leases, Declarations of Pooling, Oil and/or Gas Wells, Joint Operating Agreements, Farm-Out Agreements and certain other Contracts and Agreements relating to certain oil and gas prospects in an area known generally as the “East Corning Area” lying in and around the County of Tehama, California.

Pursuant to the Trident Agreement, the Company agreed to pay Trident aggregate consideration of Two Hundred and Fifty Thousand Dollars ($250,000) by way of the immediate issuance from treasury of One Million (1,000,000) restricted common voting shares at the price of $0.10 per share ($100,000) and One Hundred and Fifty Thousand Dollars ($150,000) in cash within 180 days of March 7, 2005.

On March 7, 2005, the Company, entered into a purchase, sale and assumption agreement (the “Atlas Agreement”) with Atlas Energy Corp., a Nevada corporation (“Atlas”) in which the Company acquired all of Atlas’ undivided 75% right, title and interests in and to certain Oil and Gas Leases, Declarations of Pooling, Oil and/or Gas Wells, Joint Operating Agreements, Farm-Out Agreements and certain other Contracts and Agreements relating to certain oil and gas prospects in an area known generally as the “Triangle “T” Area” lying in and around the County of Tehama, California.

Pursuant to the Atlas Agreement, the Company agreed to pay Atlas aggregate consideration of Five Hundred and Fifty Thousand Dollars ($550,000) by way of the immediate issuance from treasury of Two Million (2,000,000) restricted common voting shares at $0.10 per share ($200,000) and Three Hundred and Fifty Thousand Dollars ($350,000) in cash within 180 days of March 7, 2005.

The Trident Agreement and Atlas Agreement are attached to this current report as exhibits.

SECTION 2   -       FINANCIAL INFORMATION

None

SECTION 3  -       SECURITIES AND TRADING MARKETS

None

SECTION 4 -        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5  -    CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 -     RESERVED

None

SECTION 7  -    REGULATION FD

None

SECTION 8  -    OTHER EVENTS

None

SECTION 9  -    FINANCIAL STATEMENTS AND EXHIBITS

10.1	Purchase, Sale and Assumption Agreement dated March 1, 2004 to acquire Trident’s interests in the East Corning Area

10.2	Purchase, Sale and Assumption Agreement dated March 1, 2004 to acquire Atlas’ interests in the Triangle “T” Area

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tryx Ventures Corp.

/s/Alessandra Bordon
Alessandra Bordon
President Chief Executive Officer and Director

Date:     March 8, 2005